UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

Bucyrus International, Inc.

(Exact name of registrant as specified in its charter)

001-00871

(Commission File Number)

Delaware	39-0188050
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

P.O. Box 500, 1100 Milwaukee Avenue,

South Milwaukee, Wisconsin 53172

(Address of principal executive offices, with zip code)

(414) 768-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 20, 2011, Bucyrus International, Inc. (the “Company”) issued a press release announcing the Company has received notification from the United States Department of Justice (DOJ) that it has closed its investigation into Caterpillar’s planned acquisition of Bucyrus International, Inc.

The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Joint press release of Caterpillar Inc. and Bucyrus International, Inc. dated May 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2011	BUCYRUS INTERNATIONAL, INC.

	By:	/s/ Craig R. Mackus
Craig R. Mackus Chief Financial Officer and Secretary